Safe Harbor Statement

Statements in this document that are not historical are forward-looking and are subject to various risks and uncertainties that could cause actual results to vary materially from those stated. Forward-looking statements are based on currently available information and include, among others, statements regarding the Company's outlook with respect to future financial results. These risks and uncertainties include those associated with the timing of the Company's release of earnings as well as the timing and results of the audits of the Company's financial statements, and those associated with the operation of our business, including the risk that customer demand will decrease either temporarily or permanently, whether due to the Company's actions or the demand for the Company's products, and that the Company may not be able to respond through cost reductions in a timely and effective manner; price cutting, new product introductions and other actions by our competitors; fluctuations in the costs of raw materials that the Company is not able to pass through to customers because of existing contracts or market factors; the challenges attendant to plant closings and restructurings, including the difficulty of predicting plant closing and relocation costs, the difficulty of commencing or increasing production at existing facilities, and the reactions of customers, governmental units, employees and other groups; the challenges attendant to plant construction; and the ability to realize cost savings from restructuring activities. Other risks and uncertainties are set forth in Molex's documents filed with the Securities and Exchange Commission, including its Form 10-K for the year ended June 30, 2005. Molex disclaims any obligation to revise these forward-looking statements or to provide any updates regarding information contained in this document resulting from new information, future events or otherwise.

Non-GAAP Financial Measures

In Molex Incorporated's ("Molex" or the "Company") conference call on October 20, 2005 regarding the Company's financial results for the fiscal quarter ended September 30, 2005, and the following slides, Molex may refer to non-GAAP financial measures to describe earnings for such periods excluding the items referenced in the relevant slides used during this conference call. This is in addition to disclosing the most directly comparable measure for such periods determined in accordance with generally accepted accounting principles, or GAAP. Molex believes that these non-GAAP financial measures provide useful information to investors because they provide information about the estimated financial performance of Molex's ongoing business and provide for greater transparency of supplemental information used by management in its financial and operational decision-making. These non-GAAP financial measures may be different from non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

Investors are encouraged to review the relevant slides reconciling the non-GAAP financial measures intended to be used in the conference call to the most comparable GAAP measure.

Financial Summary

(US$ in millions, except per-share data)

	September Quarter
Net Sales	$659.8
Currency Translation	$9.4
Local Increase	1.6%
Gross Profit	34.3%
SG&A %	24.5%
Restructuring Charge	$4.9
Equity Income	$3.1
Interest Income	$2.3
Other Income	$5.4
Pretax Return	9.9%
Effective Tax Rate	28.5%
Net Income	$46.7
% of Sales	7.1%
E.P.S.	$0.25
Average Shares Outstanding	188,543

Backlog

(US$ in millions)

September 2005	$288.0
September 2004	$313.6
% Change	(8.2%)
At September 2004 Rates	$284.5
% Change	(9.3%)
June 2005	$259.5
% Change	11.0%

Stock Buy Back

(US$ in millions)

	Shares	Amount
September Quarter		
MOLX	543,000	$ 14.6
MOLXA	1,430,000	$ 35.5
Total September Quarter	1,973,000	$ 50.1
From Current Authorization		
MOLX	968,000	$ 25.4
MOLXA	2,460,000	$ 59.3
Total	3,428,000	$ 84.7
Authorization Ending Dec 31, 2006		$250.0
Amount Remaining		$165.3

FY06 Q1 Summary

- Revenues were $659.8 million, up 3.1% from the prior year and 2.5% sequentially
- New orders were $693.3 million, up 6.4% sequentially
- Earnings per share excluding restructuring charges* were $0.27
- Results include a $0.02 provision for Delphi
- Gross margins were 34.3%, up from 33.4% in the prior quarter
- Receivables improved by 3 days in the quarter
- Cash flow from operations was $49.6 million

* See page 10 for a reconciliation to the most directly comparable measure calculated in accordance with GAAP

Regional Revenue Growth

Sept Quarter	Local Currency	USD
Americas	3.4%	4.9%
FEN	(4.5%)	(3.2%)
FES	12.5%	14.6%
Europe	(11.3%)	(10.8%)
Total	1.6%	3.1%

Bookings

(US$ in millions)


$622.4
$607.8
$608.0
$651.6
$693.3
Q1 05
Q2 05
Q3 05
Q4 05
Q1 06

GAAP to Non-GAAP Reconciliation

	Historical Three Months Ended Sept 30, 2005
Earnings Per Share	**$0.25**
Restructuring Charge (1)	**$0.02**
Earnings Per Share (excluding estimated restructuring charges)	**$0.27**

(1) The Company recorded a pre-tax charge of $4.9 million relating to restructuring costs in the first quarter of fiscal 2006. The restructuring charge is related to the facility closures and related matters, including estimated severance and other employee-related costs, previously disclosed in the Company's Form 8-K/A filed on May 10, 2005 and updated in the Company's Form 8-K filed on July 26, 2005.

Non-GAAP EBITDA Reconciliations*

(US$ in millions)

	Sept 30, 2005	% of Revenue
Net Income	$ 46.7	
Interest Income, Net	$ (2.3)	
Income Taxes	$ 18.6	
Depreciation and Amortization Expense	$ 54.7	
EBITDA*	$117.7	17.8%
Restructuring Expenses	$ 4.9	
Adjusted EBITDA*	$122.6	18.6%

"EBITDA" and "Adjusted EBITDA" are non-GAAP financial measures. EBITDA represents earnings before interest, taxes, depreciation and amortization, and Adjusted EBITDA represents EBITDA excluding restructuring expenses (see footnote 1 on page 10). Management believes that EBITDA and Adjusted EBITDA are useful measures, along with other measurements under GAAP, for evaluating the operating performance of the Company and is a conventionally used financial indicator. However, in no event should EBITDA or Adjusted EBITDA be considered as an alternative to net income or any other GAAP measure as an indicator of our performance. Nor should EBITDA or Adjusted EBITDA be considered as an alternative to cash flows provided by operating activities as an indicator of cash flows or a measure of liquidity.

molex

Balance Sheet and Operating Metrics

(US$ in millions)

	Sept 30, 2005	June 30, 2005
Cash	$423.2	$497.6
Accounts Receivable	$565.0	$539.5
Inventory	$305.8	$290.1
Total Debt	$ 8.8	$ 11.1
Receivable Days Outstanding	72 days	75 days
Inventory Days Outstanding	72 days	70 days
Capital Expenditures	$64.1	$230.9
Depreciation and Amortization	$54.7	$230.7
R&D	$34.6	$133.6

Revenue Trend

(US$ in millions)


$640.2
$651.8
$612.8
$643.8
$659.8
Q1 05
Q2 05
Q3 05
Q4 05
Q1 06

Gross Margin Trend


35.2%
34.0%
34.5%
33.4%
34.3%
Q1 05
Q2 05
Q3 05
Q4 05
Q1 06

SG&A Expense Trend

(US$ in millions)


$155.3
$153.8
$158.6
$155.4
$161.4
Q1 05
Q2 05
Q3 05
Q4 05
Q1 06

Receivable Days Outstanding


74
75
79
75
72
Q1 05
Q2 05
Q3 05
Q4 05
Q1 06

Inventory Days Outstanding


71
70
75
70
72
Q1 05
Q2 05
Q3 05
Q4 05
Q1 06

Fiscal Second Quarter Guidance

Forward-looking statement

Estimated Sales	**$670 to $690 million**
Estimated GAAP Earnings Per Share	**$0.26 to $0.29**
Estimated Non-GAAP Earnings Per Share* (excluding estimated restructuring charge)	**$0.27 to $0.30**

molex

* *See Page 19 for a reconciliation to the most directly comparable measure calculated in accordance with GAAP*

GAAP to Non-GAAP Reconciliation

	Forward-Looking Three Months Ending Dec 31, 2005
Estimated Earnings Per Share	**$0.26 to $0.29**
Estimated Restructuring Charge (1)	**$0.01**
Estimated Earnings Per Share, (excluding estimated restructuring charge)	**$0.27 to $0.30**

(1) The restructuring charge is related to the facility closures and related matters, including estimated severance and other employee-related costs, previously disclosed in the Company's Form 8-K/A filed on May 10, 2005 and updated in the Company's Form 8-K filed on July 26, 2005.

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